MML Small Cap Growth Equity Fund – Letter to Shareholders

To Our Shareholders

[PHOTO]

John V. Murphy

“One by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value.”
August 1, 2000

Correction in Stocks Deflates Tech Values

At the beginning of the year the stock market picked up where it left off at the end of 1999, mounting a strong but narrow advance led by the favored technology, media, and telecommunications sectors. Internet fever was rampant, pushing many stocks with little more than an intriguing business concept to dizzying heights, while stocks with solid earnings in other sectors languished. Time was running out for the bulls, however, as the Federal Reserve Board continued raising short-term interest rates. Rising rates, which typically have the greatest impact on stocks with the highest valuations, finally took their toll on the market in March, April, and May. From peak to trough, the technology-heavy NASDAQ Composite Index fell 37.3%, while on April 14 the Dow Jones Industrial Average and the S&P 500® both experienced one-day drops exceeding 5%. Overall, though, the Dow and the S&P 500® escaped with relatively little damage. While the NASDAQ suffered a setback of bear market proportions, the S&P 500® lost just 1.5%, and the Dow actually gained 5.0%, as investors shifted their assets from New Economy to Old Economy stocks during the first two quarters of 2000.

Late in May, following the latest rate hike by the Fed, there was a widespread sense that interest rates might have reached a plateau, and stocks staged a relief rally. The NASDAQ made up about half of the ground it lost during the correction. Perhaps chastened by the sting of recent losses, investors were more selective this time around, putting a higher premium on stocks with solid earnings prospects and tending to avoid the most speculative shares.

Despite the lackluster performance of stocks overall, it was a good period for actively managed funds. The average U.S. equity mutual fund, as measured by Morningstar, gained more than three percent year-to-date, easily outpacing the negative returns of the three major indices. More importantly, the average mutual fund in almost every category—from small value to large growth—was able to outperform its corresponding index. I’m happy to report that many MassMutual funds outperformed not only their benchmark indices but also the average mutual fund in their respective categories. Our small-cap funds in both value and growth styles did especially well on both an absolute and relative basis.

The Fed Keeps Raising Rates

The Federal Reserve Board, continuing a trend from 1999, raised short-term interest rates in February, March, and May. After the last tightening, which saw rates jump by an increment of 0.50%, the target federal funds rate stood at 6.50%, while the discount rate reached 6.00%, a total increase of 100 basis points for both during the period. Several factors contributed to the Fed’s actions, including robust GDP growth in the United States, tight labor markets, strengthening economies in Europe and Asia, and higher prices for some raw materials, especially crude oil. In June, amid signs that the economy was finally beginning to slow, the Fed left rates unchanged.

Higher rates trimmed returns on most fixed-income investments during the first half of the year, with returns of around 3-4% provided by T-bills as well as short-term and core high-quality bonds. Early in the period spreads widened considerably in the long end of the market, reflecting both upward pressure on interest rates and the inversion of the yield curve and accompanying uncertainty created by the U.S. Treasury’ s buyback program. The program, a result of the government’s reduced borrowing needs, drove down the yields of long- and intermediate-term Treasury securities and contributed to a flight to quality. Spreads narrowed considerably in the final month of the period amid the general sense that the Fed might be finished tightening and investors’ diminishing concerns about the buyback program.

(Continued)

Outlook for Slower Growth

Given the normal 12 to 18-month time lag between Fed actions on interest rates and their full effects on the economy, we expect to see economic growth continue to show signs of slowing over the next six months to a year. However, a persistently strong economy or a worsening of inflation could lead to another round of tightening by the Fed. The complexity of the U.S. economy, together with the delayed effects of most policy moves, makes it extremely difficult for the Fed to know with any certainty when to stop raising interest rates. There is simply no way to predict whether we will get the “soft landing”—slower growth with no recession—that most investors are hoping for.

However, one by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value. I expect this trend to continue in the second half of the year. While absolute returns might be more modest, as a slowing economy forces downward revisions in earnings estimates for many companies, actively managed funds should continue to do well on a relative basis. In a more rational investment environment, good portfolio managers can add considerable value because the market tends to reward the “right” stocks—those with the most favorable fundamental outlooks.

MassMutual Expands Fund Offerings

I’d like to announce some exciting additions to the MML Series Investment Fund. Through our comprehensive due diligence process, we’ve uncovered significant investor demand for a number of fund types and managers that were not previously addressed by our selections. As a result, we’ve added three new funds, listed as follows, with their managers (sub-advisers) in parentheses: Large Cap Value (Davis Selected Advisers), OTC 100 (Deutsche Asset Management/Bankers Trust Company), and Emerging Growth (RS Investment Management). These new choices span a broad range of investment styles and market sectors—value vs. growth, active vs. indexed, and large-cap vs. emerging growth. All of our new managers have produced excellent long-term track records, and have passed through our extensive selection process. We will continue to monitor all of our funds carefully so that you can be assured of access to top-flight investment management talent.

/s/ John V. Murphy
John V. Murphy
President
MML Series Investment Fund

MML Small Cap Growth Equity Fund

Note to shareholders:

The MML Small Cap Growth Equity Fund is managed by two sub-advisers: J.P. Morgan Investment Management and Waddell & Reed Investment Management Company.

What are the investment objectives and policies for the MML Small Cap Growth Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term capital appreciation
•	invest primarily in a diversified portfolio of equity securities of smaller companies (companies whose market capitalizations are included in the Lipper, Inc. Small Cap Category)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
-are of high investment quality or possess a unique product, market position or operating characteristics
-offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2000?

Performance was strong, especially in view of the extreme volatility during the period. For the six months ended June 30, 2000, the Fund’s shares returned 5.26%, which beat the 3.06% return recorded by the Russell 2000 Index, an unmanaged index of 2000 medium- and small-capitalization common stocks. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

What was the investment environment during the period?

Most of the fund’s gains came in the first quarter of 2000, which saw continued strength in the New Economy sectors of telecommunications, media, and technology. Investment in these popular, high-growth areas became quite speculative, as values were stretched to levels that discounted unrealistically favorable earnings scenarios for many companies far into the future. Mergers and acquisitions, always an important factor with small cap stocks, reached a fever pitch. At the same time, initial public offering activity was strong, resulting in a greater supply of shares to invest in. Moreover, the Federal Reserve Board continued to raise interest rates, implementing hikes in February, March, and May. Since rising rates typically have the most negative impact on the stocks with the highest valuations, and valuations had reached excessively high levels, the ingredients were in place for a sharp correction in share prices, which is what happened.

From March 10 through May 23, the technology-laden NASDAQ Composite Index plunged 37.3%, a pullback of bear market proportions. Meanwhile, the Russell 2000 Index gave back 23.8%. However, the Standard & Poor’s 500 Index lost only 1.5%, while the Dow Jones Industrial Average gained 5.0% over the same period, as investors shifted money to Old Economy stocks instead of pulling it out of the market entirely. Near the end of May, after the Fed’s final rate hike of the period, investors began to entertain the possibility that rates had reached a plateau. With market players less concerned about further rate increases, New Economy shares began to rally, although some defensive sectors of the market perked up too. The Fed’s decision to leave rates unchanged in June added to the improving sentiment, and the NASDAQ ended the period just shy of the 4000 mark, representing a recovery of about half of its losses from earlier in the year.

Which stocks were most helpful to performance?

Biotechnology holding Incyte was a key contributor, benefiting from investors’ exceptionally keen interest in that segment of the market. Human Genome Sciences, the holder of licenses on a number of promising drugs in late-stage trials, was another strong biotech holding. Vertex Pharmaceuticals, a company that focuses on drugs for viral diseases, benefited from establishing agreements with larger drug companies to further its research. Rounding out the health care sector, Lunar and Shared Medical both were acquired during the period, which boosted their share prices.

In technology, Rambus was one of the stocks that added most to the Fund’s returns. The stock, which more than quintupled during the period, reflected investors’ enthusiasm about the company’s technology for speeding up computer memory. E-tech Dynamics, a manufacturer of fiber-optics components and modules, was lifted when the company was acquired by JDS Uniphase, while Split Rock, a broadband provider, was helped in similar fashion when the company was bought by McLeodUSA.

(Continued)

Which holdings were disappointing?

A number of stocks that had been strong performers in the past were disappointing this time around. Liberate Technology was one example. The company, a provider of a software platform for delivering Internet-enhanced content and applications to smart phones, personal digital assistants, game consoles, and other information appliances, was simply the victim of overly optimistic expectations earlier in the year. The same can be said of Mediaplex, which helps other companies plan, execute, and monitor ad campaigns on the Web. Citrix Systems, a maker of software for server-based computer systems, ran into problems in transitioning from selling at the department level to selling at the enterprise level. Finally, Stewart Enterprises, a funeral business operator, suffered from aggressive discounting by competitors and a slowdown in the death rate.

What is your outlook?

At present, there are a number of cross-currents affecting the small cap market. Merger and acquisition activity was strong as we closed out the period, as was the flow of money into small cap equity funds. However, investors appear to be more selective than they were before the spring correction. Stock selection has become more important, and we feel that we can continue to add value in an environment where market participants are more focused on earnings and other fundamental considerations. Careful selection of New Economy stocks will become even more important if we get a slowdown in the economy because slower economic growth would make it more difficult for companies of all kinds to sustain rapid earnings growth. Finally, we must remember that there is more to the market than New Economy stocks. If a slowdown does occur, investors may take a closer look at many Old Economy sectors that have been neglected for the past several years. Stock selection will be important in those sectors too.

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index

MML Series Investment Fund Total Return
	Year to Date	One Year	Since Inception Average Annual
	1/1/00 - 6/30/00	7/1/99 - 6/30/00	5/3/99 - 6/30/00

MML Small Cap Growth Equity Fund	5.26%	59.56%	61.23%

Russell 2000 Index	3.06%	14.35%	17.97%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

MML Small Cap Growth Equity Fund
Russell 2000 Index
$19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
5/3/99
6/99
9/99
12/99
3/00
6/00
$17,440 MML Small Cap Growth Equity Fund
$12,127 Russell 2000 Index

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

MML Small Cap Growth Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS:
Investments, at value (cost $50,822,650) (Note 2)	$60,367,240

Short-term investments, at amortized cost (Note 2)	18,243,417

Total investments	78,610,657

Cash	6,780,574

Receivables from:

Investments sold	94,343

Interest and dividends	80,096

Foreign taxes withheld	182

Investment adviser (Note 3)	1,616

Total assets	85,567,468

LIABILITIES:

Payables for:

Investments purchased	443,678

Securities on loan (Note 2)	11,450,080

Directors’ fees and expenses (Note 3)	650

Affiliates (Note 3):

Investment management fees	60,421

Accrued expenses and other liabilities	38,523

Total liabilities	11,993,352

NET ASSETS	$73,574,116

Net assets consist of:

Paid-in capital	$53,766,856

Undistributed net investment loss	(42,994)

Accumulated net realized gain on investments	10,305,664

Net unrealized appreciation on investments	9,544,590

$73,574,116

Shares outstanding:	4,335,351

Net asset value, offering price and redemption price per share:	$ 16.97

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

STATEMENT OF OPERATIONS
For the Six months ended June 30, 2000 (Unaudited)

Investment income: (Note 2)

Dividends	$ 34,109

Interest (including securities lending income of $8,952)	284,531

Total investment income	318,640

Expenses: (Note 3)

Investment management fees (Note 3)	328,064

Custody fees	35,543

Audit and legal fees	10,752

Directors’ fees (Note 3)	8,130

Other expenses	3,276

Total expenses	385,765

Expenses reimbursed (Note 3)	(24,131)

Net expenses	361,634

Net investment loss	(42,994)

Realized and unrealized gain (loss):

Net realized gain on investment transactions	7,334,285

Net change in unrealized appreciation (depreciation) on investments	(4,597,227)

Net realized and unrealized gain	2,737,058

Net increase in net assets resulting from operations	$2,694,064

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six months ended June 30, 2000 (Unaudited)	Period ended December 31, 1999*

Increase (decrease) in net assets:
Operations:
Net investment loss	$(42,994)	$(23,218)
Net realized gain on investment transactions	7,334,285	4,231,189
Net change in unrealized appreciation (depreciation) on investments	(4,597,227)	14,141,817

Net increase in net assets resulting from operations	2,694,064	18,349,788

Net fund share transactions (Note 5)	23,003,420	30,763,436

Distributions to shareholders: (Note 2)
From net realized gains	-	(1,236,592)

Total increase in net assets	25,697,484	47,876,632

NET ASSETS:
Beginning of period	47,876,632	-

End of period (including undistributed net investment loss of $42,994 and $0, respectively)	$73,574,116	$47,876,632

*	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Six months ended 6/30/00 (Unaudited)		Period ended 12/31/99†

Net asset value: Beginning of period	$16.15		$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	0.83		6.58

Total income (loss) from investment operations	0.82		6.57

Less distributions to shareholders:
From net realized gains	-		(0.42)

Net asset value: End of period	$16.97		$16.15

Total Return @	5.26	%**	65.68	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$73,574		$47,877
Ratio of expenses to average daily net assets:	1.26	%*	0.96	%**
Before expense waiver
After expense waiver	1.19	%*	0.79	%**
Net investment loss to average daily net assets	(0.14	%)*	(0.07	%)**
Portfolio turnover rate	52	%**	75	%**

*	Annualized
**	Percentage represents results for the period and are not annualized.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

PORTFOLIO OF INVESTMENTS
June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES - 82.0%

Advertising - 1.8%
Catalina Marketing Corporation*	3,700	$ 377,400
Getty Images, Inc.*	25,400	941,387

		1,318,787

Air Transportation - 0.7%
Midwest Express Holdings*	22,800	490,200

Apparel, Textiles & Shoes - 0.2%
Pacific Sunwear of California*	3,250	60,937
Skechers U.S.A., Inc. Cl. A*	2,200	34,787
Vans, Inc.*	3,975	58,134

		153,858

Banking, Savings & Loans - 1.0%
Bank United Corp. Cl. A	8,250	290,297
City National Corp.	2,150	74,712
Financial Federal Corp.*	5,400	93,825
Heller Financial, Inc.	6,200	127,100
National Commerce Bancorp	4,800	77,100
Pacific Century Financial Corporation	3,650	53,381

		716,415

Beverages - 0.2%
The Robert Mondavi Corporation*	5,300	162,644

Broadcasting, Publishing & Printing - 1.8%
Emmis Communications Corp.*	21,300	881,287
Entercom Communications Corp.*	3,850	187,687
Insight Communications Company, Inc.*	5,875	91,797
Spanish Broadcasting System, Inc. Cl. A*	9,150	188,147

		1,348,918

Building Materials & Construction - 0.4%
Akorn Inc.*	8,100	64,294
Cabot Microelectronics Corp.*	4,600	210,450

		274,744

	Number of Shares	Market Value

Chemicals - 1.6%
Albemarle Corp.	9,200	$ 181,700
General Chemical Group, Inc.*	6,800	4,675
Geon Company	7,175	132,737
Georgia Gulf Corp.	7,950	165,459
Minerals Technologies, Inc.	4,450	204,700
OM Group, Inc.	3,800	167,200
Solutia, Inc.	2,575	35,406
Wellman Inc.	18,850	305,134

		1,197,011

Commercial Services - 5.9%
Affymetrix, Inc.*	2,025	334,378
Diamond Technology Partners, Inc.*	4,675	411,400
Diversa Corporation*	1,825	60,453
Dycom Industries, Inc.*	3,900	179,400
Exelixis Inc.*	2,375	79,266
Gene Logic, Inc.*	15,400	549,588
iBEAM Broadcasting Corp.*	7,875	141,750
ITT Educational Services, Inc.*	35,000	614,687
Maximus, Inc.*	19,500	431,437
MemberWorks, Incorporated*	16,300	548,087
Netratings, Inc.*	4,825	123,641
Neurocrine Biosciences, Inc.*	3,725	132,470
OPUS360 Corp.*	55	203
Orchid BioSciences, Inc.*	6,375	242,051
Stewart Enterprises, Inc. Cl. A	6,200	21,894
StorageNetworks, Inc.*	625	56,406
Universal Compression Holdings, Inc.*	1,500	50,250
Valassis Communications, Inc.*	4,725	180,141
Wireless Facilities, Inc.*	3,200	163,000

		4,320,502

Communications - 8.7%
Accelerated Networks, Inc.*	425	17,930
Advanced Fibre Communications, Inc.*	31,000	1,404,687
Allegiance Telecom, Inc.*	5,900	377,600
CapRock Communications Corp.*	10,000	195,000
Ditech Communications Corp.*	1,275	120,567

	Number of Shares	Market Value

Communications (Continued)
Exfo Electro Optical Engineering, Inc.*	325	$ 14,259
Glenayre Technologies, Inc.*	55,100	581,994
LifeMinders, Inc.*	1,625	48,039
Metawave Communications Corp.*	2,275	60,714
MGC Communications, Inc.*	2,900	173,819
Motient Corp.*	7,050	110,597
NBC Internet, Inc. Cl. A*	9,200	115,000
Net2Phone, Inc.*	3,525	125,798
Netro Corp.*	3,450	197,944
Oni Systems Corp.*	675	79,112
Polycom, Inc.*	6,025	566,915
Sawtek, Inc.*	8,800	506,550
SBA Communications Corp.*	1,700	88,294
Tekelec*	20,800	1,002,300
Titan Corp.*	2,000	89,500
Turnstone Systems, Inc.*	2,300	381,045
Ulticom Inc.*	700	16,811
US Wireless Corporation*	300	6,412
Williams Communications Group*	2,025	67,205
Winstar Communications, Inc.*	1,550	52,506

		6,400,598

Computer and Data Processing Services - 0.0%
LendingTree, Inc.*	500	3,750

Computer Integrated Systems Design - 1.8%
Aether Systems, Inc.*	475	97,375
Clarent Corp.*	4,175	298,512
Digital Insight Corporation*	14,000	476,000
Nuance Communications*	350	29,159
Optimal Robotics Corp.*	1,500	57,562
Software.com, Inc.*	2,475	321,441
Websense, Inc.*	1,875	47,109

		1,327,158

Computer Programming Services - 1.6%
DSET Corp.*	4,500	136,687
Mercury Interactive Corp.*	5,575	539,381
Metasolv Software, Inc.*	825	36,300
Netegrity, Inc.*	6,100	459,406

		1,171,774

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000 (Unaudited)

	Number of Shares	Market Value

Computer Related Services - 3.5%
Acxiom Corp.*	33,800	$ 921,050
CheckFree Holdings Corporation*	16,900	871,406
Corillian Corp.*	5,175	86,034
Digitas, Inc.*	3,675	59,948
Espeed, Inc. Cl. A*	7,100	308,406
Fastnet Corporation*	2,400	9,000
Healthgate Data Corp.*	3,900	6,337
Keynote Systems, Inc.*	4,925	347,520

		2,609,701

Computer Software & Processing - 1.9%
Allscripts, Inc.*	30,350	698,050
Certicom Corp.	6,200	424,603
Pinnacle Systems, Inc.*	12,100	272,061

		1,394,714

Computers & Information - 1.4%
C-Cube Microsystems, Inc.*	12,025	235,991
Cirrus Logic, Inc.*	5,575	89,200
M-Systems Flash Disk Pioneers*	4,675	364,066
Safeguard Scientifics, Inc.*	5,025	161,114
Visual Networks Inc.*	5,100	145,350

		995,721

Data Processing and Preparation - 1.5%
Factset Research Systems, Inc.	15,000	423,750
Fiserv, Inc.*	11,000	475,750
National Computer Systems, Inc.	3,350	164,988
Verio, Inc.*	1,100	61,033

		1,125,521

Electrical Equipment & Electronics - 10.7%
Anaren Microwave, Inc.*	2,750	360,895
ATMI, Inc.*	11,700	544,050
August Technology Corp.*	1,175	19,314
Capstone Turbine Corporation*	15,600	702,975
Cypress Semiconductor Corp.*	4,900	207,025
DDI Corp.*	5,500	156,750
Electro Scientific Industries, Inc.*	6,425	282,901
Exar Corp.*	5,475	477,352

	Number of Shares	Market Value

Electrical Equipment & Electronics (Continued)
Fairchild Semiconductor International Cl. A*	6,100	$ 247,050
Genesis Microchip, Inc.*	3,100	55,413
Gentex Corp.*	28,200	708,525
Integrated Circuit Systems, Inc.*	3,875	66,359
JNI Corp.*	4,400	139,150
Lattice Semiconductor Corporation*	4,275	295,509
Manufacturers Services Ltd.*	1,575	32,386
Microchip Technology, Inc.*	3,200	186,450
MKS Instruments, Inc.*	5,400	211,275
MMC Networks, Inc.*	1,900	101,531
New Focus, Inc.*	1,150	94,444
Photronics, Inc.*	2,300	65,263
Rambus, Inc.*	7,200	741,600
Rayovac Corp.*	4,400	98,450
Silicon Image, Inc.*	5,425	270,572
Silicon Laboratories, Inc.*	1,530	81,281
Stratos Lightwave, Inc.*	825	22,997
Therma-Wave, Inc.*	300	6,694
Transwitch Corp.*	1,925	148,586
Virata Corp.*	3,500	208,688
Visx, Inc.*	45,000	1,262,813
Vyyo, Inc.*	3,600	97,200

		7,893,498

Energy - 2.3%
Core Laboratories NV*	3,000	87,000
Devon Energy Corporation	2,175	122,208
Global Industries Ltd.*	44,900	847,488
Global Marine, Inc.*	5,350	150,803
National-Oilwell, Inc.*	9,525	313,134
Spinnaker Exploration Company*	6,150	157,594

		1,678,227

Entertainment & Leisure - 0.5%
American Classic Voyages Co.*	6,475	133,547
Anchor Gaming*	4,600	220,513
Meade Instruments Corp.*	900	22,613

		376,673

	Number of Shares	Market Value

Financial Services - 0.7%
Allied Capital Corp.	9,525	$ 161,925
Donaldson, Lufkin & Jenrette, Inc.	3,350	142,166
Gabelli Asset Management, Inc. Cl. A*	3,900	97,500
Southwest Securities Group	2,575	95,919

		497,510

Foods - 1.1%
American Italian Pasta Co. Cl. A*	30,800	637,175
Keebler Foods Company	4,400	163,350

		800,525

Healthcare - 1.4%
Accredo Health, Inc.*	2,925	101,095
Community Health Systems, Inc.*	1,575	25,495
Hooper Holmes, Inc.	7,750	62,000
Human Genome Sciences, Inc.*	6,500	866,938

		1,055,528

Industrial - Diversified - 0.2%
Gentek, Inc.	11,800	132,013

Industrial Materials - 0.2%
Symyx Technologies*	3,425	145,937

Information Retrieval Services - 2.4%
Agile Software Corp.*	5,875	415,289
Gartner Group, Inc. Cl. A	5,800	69,600
go.com*	36,500	435,719
Primark Corporation*	23,500	875,375

		1,795,983

Insurance - 0.2%
Renaissancere Holdings Ltd.	3,450	150,291

Internet Content - 0.2%
Media Metrix, Inc.*	3,425	87,123
Vicinity Corp.*	2,950	57,894

		145,017

Internet Software - 0.6%
SmartForce PLC* †	9,625	462,000

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000 (Unaudited)

	Number of Shares	Market Value

Machinery & Components - 1.7%
Brooks Automation, Inc.*	2,200	$ 140,663
Cooper Cameron Corp.*	2,350	155,100
Gasonics International Corp.*	7,400	291,838
Lam Research Corp.*	9,900	371,250
PRI Automation, Inc.*	4,825	315,510

		1,274,361

Medical Supplies - 1.1%
Aclara BioSciences, Inc.*	650	33,109
Cyberonics, Inc.*	2,400	28,800
Cytyc Corp.*	7,600	405,650
Eclipse Surgical Technologies, Inc.*	8,800	38,500
Kensey Nash Corp.*	5,250	58,406
LTX Corp.*	4,000	139,750
Oratec Interventions, Inc.*	2,325	77,597
Sonic Innovations, Inc.*	700	12,994

		794,806

Metals & Mining - 0.0%
Gulf Island Fabrication, Inc.*	1,725	29,325

Pharmaceuticals - 5.1%
Abgenix, Inc.*	3,100	371,564
Bindley Western Industries, Inc.	5,025	132,848
Charles River Laboratories International, Inc.*	975	21,633
Corixa Corp.*	3,100	133,106
Enzon, Inc.*	1,600	68,000
Gilead Sciences, Inc.*	5,575	396,522
Idec Pharmaceuticals Corp.*	2,375	278,617
Ilex Oncology, Inc.*	1,825	64,331
Ligand Pharmaceuticals, Inc. Cl. B*	15,750	207,703
Maxygen, Inc.*	1,350	76,634
Millennium Pharmaceuticals*	3,775	422,328
Molecular Devices Corp.*	300	20,756
Omnicare, Inc.	3,400	30,813
Pharmacyclics, Inc.*	14,700	896,700
Vertex Pharmaceuticals, Inc.*	5,500	579,563
Vical, Inc.*	1,400	26,950

		3,728,068

	Number of Shares	Market Value

Prepackaged Software - 11.1%
Accrue Software, Inc.*	5,025	$ 178,388
Actuate Software Corporation*	7,825	417,659
Allaire Corp.*	2,900	106,575
Alteon Websystems, Inc.*	2,625	262,664
Art Technology Group, Inc.*	5,575	562,727
Aspen Technology, Inc.*	4,600	177,100
Cerner Corporation*	36,300	989,175
Citrix Systems, Inc.*	11,200	212,100
Dendrite International, Inc.*	36,600	1,219,238
E. Piphany, Inc.*	1,275	136,664
Informatica Corp.*	4,225	346,186
ISS Group, Inc.*	2,750	271,520
Liberate Technologies, Inc.*	2,300	67,419
Mediaplex, Inc.*	7,100	137,119
NEON Systems*	8,000	150,000
Net Perceptions, Inc.*	9,000	142,875
Otg Software, Inc.*	2,000	57,125
Packeteer, Inc.*	6,300	183,488
Peregrine Systems, Inc.*	3,650	126,609
Precise Software Solutions Ltd.*	800	19,200
Quest Software, Inc.*	6,425	355,784
Retek, Inc.*	5,775	184,800
Sequoia Software Corp.*	2,675	43,803
Software Technologies Corp.*	3,950	121,216
Sonic Foundry, Inc.*	3,750	78,750
Transaction Systems Architects Cl. A*	46,300	792,888
Tumbleweed Communications Corporation*	3,500	178,063
USinternetworking, Inc.*	17,500	357,656
WebTrends Corporation*	5,200	201,175
Witness Systems, Inc.*	4,500	109,688

		8,187,654

Restaurants - 0.7%
Papa John’s International, Inc.*	19,900	487,550

	Number of Shares	Market Value

Retail - 2.3%
BJ’s Wholesale Club, Inc.*	2,200	$ 72,600
Cost Plus, Inc.*	6,300	180,731
Kenneth Cole Productions Cl. A*	5,650	226,000
MSC Industrial Direct Co. Cl. A*	41,400	866,813
O’Reilly Automotive, Inc.*	22,500	312,188

		1,658,332

Retail - Internet - 0.1%
Ticketmaster Online- CitySearch, Inc.*	5,575	88,852

Telephone Utilities - 5.4%
Choice One Communications, Inc.*	6,175	252,017
Digital Island, Inc.*	3,800	184,775
Flag Telecom Holdings Ltd.*	2,725	40,534
Goamerica Inc.*	2,300	35,506
iBasis, Inc.*	10,725	461,845
Illuminet Holdings, Inc.*	10,825	550,722
Intermedia Communications*	21,900	651,525
ITC Deltacom, Inc.*	3,200	71,400
RCN Corporation*	14,400	365,400
Redback Networks, Inc.*	2,100	373,800
TeleCorp PCS, Inc.*	1,600	64,500
Western Wireless Corporation Cl. A*	16,900	921,050

		3,973,074

TOTAL EQUITIES (Cost $50,822,650)		60,367,240

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000 (Unaudited)

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS - 24.8%
Cash Equivalents - 15.6%
Bank of America Bank Note**
6.670%	03/22/2001	$ 245,312	$ 245,312
Bank of Montreal Bank Note**
6.630%	08/16/2000	408,852	408,852
Bank of Nova Scotia Eurodollar Time Deposit**
7.000%	07/03/2000	490,622	490,622
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/06/2000	1,635,408	1,635,408
Credit Agricole Bank Eurodollar Time Deposit**
6.750%	07/07/2000	245,312	245,312
Den Danske Bank Eurodollar Time Deposit**
6.810%	07/05/2000	899,475	899,475
First Union Bank Note**
6.900%	05/09/2001	245,312	245,312
Fleet National Bank Eurodollar Time Deposit**
7.260%	10/31/2000	1,614,456	1,614,456
HypoVereinsbank Eurodollar Time Deposit**
6.750%	07/05/2000	2,044,260	2,044,260
Merrimac Money Market Fund**
6.440%	07/03/2000	2,267,590	2,267,590
Morgan Stanley Dean Witter & Co.**
6.890%	07/17/2000	208,695	208,695
Morgan Stanley Dean Witter & Co.**
6.910%	11/22/2000	163,541	163,541
Paribas Bank Eurodollar Time Deposit**
6.750%	07/05/2000	981,245	981,245

			11,450,080

	Principal Amount	Market Value
Repurchase Agreement - 9.2%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00, 6.03%, due 07/03/00 (a)	$6,793,337	$ 6,793,337

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		18,243,417

TOTAL INVESTMENTS - 106.8% (Cost $69,066,067)***		78,610,657

Other Assets/(Liabilities) - (6.8%)		(5,036,541)

NET ASSETS - 100.0%		$73,574,116

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $6,796,750. Collateralized by U.S. Government Agency obligation with a rate of 7.688%, maturity date of 05/15/2023, and aggregate market value, including accrued interest, of $7,134,571.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund
MML Small Cap Growth Equity Fund (the “Fund”), which commenced operations on May 3, 1999, is a diversified series of the MML Series Investment Fund (“MML Trust”), a no-load, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MML Trust, which has eleven separate series of shares, is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended.

The MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual”) for the purpose of providing vehicles for the investment assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“ Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets are valued at fair value in accordance with procedures approved by and determined in good faith assets by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gains on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Fund and the amounts actually received.

Securities Lending
The Fund may make loans of portfolio securities; however, securities lending can not exceed 33% of its total assets taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At June 30, 2000, the Fund loaned securities having a market value of $11,073,701, collateralized cash in the amount of $11,450,080, which was invested in short-term instruments.

Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding forward foreign currency contracts at June 30, 2000.
Notes to Financial Statements (Continued)

Forward Commitments
The Fund may purchase or sell securities on a “when issued,” delayed delivery or forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund instructs the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Fund records on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund could also be exposed to loss if it cannot close out its forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At June 30, 2000, the Fund had no open forward commitments.

Financial Futures Contracts
The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At June 30, 2000, the Fund had no open financial futures contracts.

3. Management Fees and Other Transactions with Affiliates

Investment Management Fee
MassMutual serves as investment adviser to the Fund and provides administrative services as needed by the Fund. For acting as such, MassMutual receives a fee from the Fund at the annual rate, payable monthly, of 1.075% of the first $200,000,000, 1.05% of the next $200,000,000, 1.025% of the next $600,000,000 and 1.00% of assets over $1 billion, of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreements with J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) and Waddell & Reed Investment Management Company (“Waddell & Reed”) pursuant to which each serves as investment sub-adviser for 50% of the net assets of the Fund. Initially, each sub-adviser will be allocated its portion of the Fund’s assets based on cash flow received by the Fund. Annually, the Fund’s portfolio will be re-balanced so that each sub-adviser’s allocation is 50% of the net assets. MassMutual pays J.P. Morgan and Waddell & Reed a monthly fee based upon the aggregate net assets under management. MassMutual pays J.P. Morgan at an annual rate of 0.60% of the first $200,000,000, 0.55% of the next $300,000,000 and 0.50% of assets over $500,000,000. MassMutual pays Waddell & Reed at an annual rate of 0.75% of the first $100,000,000 and 0.70% of assets over $100,000,000.

Notes to Financial Statements (Continued)

MassMutual has agreed, at least through April 30, 2001, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

Other	Certain officers and trustees of the Fund are also officers of MassMutual. The compensation of unaffiliated directors of the Fund is borne by the Fund.

4. Purchases and Sales of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2000, were as follows:

Purchases
Equities	$42,809,591
Sales

Equities	$26,612,372

5. Capital Share Transactions	The Fund is authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for the Fund is as follows:

For the Six months ended June 30, 2000
Shares
Reinvestment of dividends	76,569
Sales of shares	1,346,383
Redemptions of shares	(52,072)

Net increase	1,370,880

Amount
Reinvestment of dividends	$ 1,236,592
Sales of shares	22,609,718
Redemptions of shares	(842,890)

Net increase	$23,003,420

For the period May 3, 1999 (commencement of operations) through December 31, 1999
Shares

Sales of shares	2,994,549
Redemptions of shares	(30,078)

Net increase	2,964,471

Amount

Amount

Sales of shares	$31,119,923
Redemptions of shares	(356,487)

Net increase	$30,763,436

Notes to Financial Statements (Continued)

6. Foreign Securities
The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. Federal Income Tax Information	At June 30, 2000, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation

$69,066,067	$13,745,056	$4,200,466	$9,544,590